UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, New York 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

INNEALTA CAPITAL SECTOR ROTATION PORTFOLIO

INNEALTA CAPITAL COUNTRY ROTATION PORTFOLIO

Annual Report
December 31, 2013

www.innealtacapital.com

1 (855) USE-ETFS

Distributed by Northern Lights Distributors, LLC

Member FINRA

Performance Review

Innealta Capital Sector Rotation Portfolio

The Innealta Capital Sector Rotation Portfolio returned -4.60% on a total-return basis year to date through the fiscal year end of December 31, 2013. This compares to a total return of -2.02% for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (BarCap Aggregate).

Broadly speaking, fixed income investments augmented portfolio total return, with U.S. high yield exposures the top contributors to performance and the emerging market debt exposures among the leading detractors from performance. Investments outside of fixed income and equity as a whole detracted from portfolio total return during the fiscal year.

Innealta Capital Country Rotation Portfolio

The Innealta Capital Country Rotation Portfolio returned -2.24% on a total-return basis for the fiscal year end of December 31, 2013. This compares to a total return of -2.02% for the Portfolio’s benchmark, the BarCap Aggregate.

Broadly speaking, fixed income investments augmented portfolio total return, with U.S. high yield exposures the top contributors to performance and the emerging market debt exposures among the leading detractors from performance. Tactical investments in international equity investments as a group also bolstered portfolio total return (individual tactical investments will be discussed later). Finally, investments outside of fixed income and equity as a whole detracted from portfolio total return during the fiscal year.

Year in Review

Even more so than fiscal 2012, the fiscal year ended 2013 proved particularly challenging for risk-conscious investors. Over the past twelve months, many of the broader concerns that were top-of-mind for the Innealta Investment Committee this time last year remained so in 2013, including macroeconomic growth challenges around the globe, particularly in Europe and among emerging economies, ongoing solvency strains in Europe, and still very volatile political discourse in the United States. The ongoing, unprecedented support by central banks around the world during the year supports the view that positive, enduring macroeconomic trends were few to be found. And those positive trends identified by the Committee for the most part remained weak at best.

As a result both of central bank intervention and broadly weak growth outlooks, interest rates in developed economies remained very low by historical comparison, while interest rates among developing economies remained relatively attractive (if not also relatively low by historical standards). Even so, potentially as a result of the actions of their developed-world peers (for example, quantitative easing in the U.S. is widely perceived to have increased demand for emerging-market currencies and securities), many emerging economy central banks were pressured to increase rates in light of weakening currency values and rising inflation. These features were reflected in the corporate fixed income space, with the added qualification that U.S. credits spreads remained narrow by historical standards and maintained a relatively tight range compared to the past few years. The net effect was that the yield opportunity presented by sovereign fixed income investments remained low among the perceived safer developed sectors, but greater among the emerging country set. Spreads within high yield and investment grade corporate securities provided attractive cover for those exposures to varying degrees during the year. That said,emerging market fixed income securities proved more volatile through the year.

Against the weak macroeconomic backdrop, broadly speaking, improvements in corporate fundamentals above the balance sheet fortification seen in the prior few years were similarly slack. While those trends seemingly held back equity performance among most developing-nation equity markets, developed-world equity markets turned in strikingly strong gains. This divergence is best exemplified by the large gap between the fiscal year 2013 (11.30.12 through 11.30.13) performance of the MSCI World Index, which tracks developed nations’ equity markets, and

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that of the MSCI Emerging Markets Index. While the former was up 27.09% on a gross total-return basis for the year, the latter gained a mere 4.02%. In fact, calendar year-to-date, the former saw a total return of 24.68%, while the latter actually fell by 0.84%. The S&P 500 contributed greatly to that chasm, up 30.30% for the fiscal year and 29.12% year-to-date 2013.

By comparison of the past five years, 2013 has been one of relatively tame volatility, with the exception of June. Fears of a nearer-term decrease in Fed efforts caused a substantial dislocation in many risky assets, with those sourced in emerging market currencies among the particularly hard hit.

Rotation Portfolio Enhancements

As the Exchange Traded Fund (ETF) market continues to expand in terms of breadth and depth across an ever increasing investment set, the Innealta Investment Committee attempts to enhance the Innealta Rotation Strategies (Country and Sector) driving the Portfolios to take advantage of the additional investment exposures that this evolution has presented. Two specific enhancements to the management of the Innealta Rotation Portfolios include the expansion of the tactical allocation ranges for individual equity markets and the incorporation of additional tactical decisions. The intention of both efforts is to retain the investment characteristics of the Rotation Strategies but to give the Investment Committee more flexibility to meet them.

Expanded Allocation Ranges

The Investment Committee continually strives to improve the execution of its investment strategies. As part of this process, the Committee intends to approach tactical exposures with a variable initial weight and dynamic allocation range in mind. The expanded ranges offer the Committee the ability to better manage specific exposures within the portfolio to account for such variations as expected risk-reward and tradability, among others. While the decision to invest in a particular equity market in the Portfolios remains binary, we feel the portfolio allocation decision now is more flexible.

Adding Investment Exposures

To date within the Portfolios(Sector and Country), the Investment Committee has invested exclusively among equity and fixed income exposures. The ETF market and the volatile capital markets offer investment opportunities (in many cases via heretofore unavailable exposures) that should allow the Committee to enhance its fulfillment of the investment objectives of the strategies. For the purposes of the Portfolios, exposures outside the equity-fixed income opportunity set most likely will range from 1% to 10%, with maximum individual exposures similar to the levels currently being utilized to manage risk and ensure diversification. The suggested initial ranges, maximum individual or aggregate exposures are not meant to be binding in any way, with the actual portfolio allocations remaining dependent on the Committee’s determination of the relevant risk-relative return potential.

Tactical Moves in 2013

Based on its review of the firm’s quantitative framework1, the Investment Committee maintained exposure in the Sector Rotation Portfolionearly exclusively to fixed income and other asset classes through the year. Starting the year already at high levels of valuations, U.S. equity markets saw broad increases that were based almost exclusively on valuation expansion. And this expansion was at times hastened by deteriorating fundamentals and/or more rapidly rising prices. That is, the levels, trends and dynamics of fundamentals and valuations among U.S. equity sectors were broadly unattractive through the year, again, set against a macroeconomic backdrop that was broadly also unattractive from the standpoint of supporting equity exposure.

The Committee finds that sort of scenario to be particularly inhospitable for equity exposures on a going-forward basis. That prognosis, of course, turned out not yet to be true in hindsight. Yet, the fact that the Committee found little reason to invest in U.S. equity markets even as

[1]	Suggesting to those not so familiar with our work a visit to our Web site, www.innealtacapital.com, to learn more about our investment methodology, we’ll remind readers that our framework weights equally assessments of equity market risk and fundamentals, further informed by broader macroeconomic and narrow technical (equity market price series) reviews.

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those very markets saw such strong gains by no means weakens the Committee’s resolve that the investment decisions it made during the year were the correct ones. The Committee continues to believe that the discipline afforded by the firm’s investment methodology will find more appropriate reward on a risk-relative basis over time.

Within the County Rotation Portfolio, the Investment Committee made ten tactical investments in individual country equity markets. Among the countries included in those investments were Brazil, Hong Kong, India, Peru, Russia (on two occasions), South Korea (on two occasions), Turkey and United Kingdom. At the end of the fiscal year, the portfolio maintained four country exposures: Peru, Russia, South Korea and United Kingdom.

In addition to individual equity markets, within both Portfolios the Investment Committee sought to take advantage of attractive prospective risk-relative return opportunities in U.S. gold mining equities and expectations for short-term volatility to seek incremental return while retaining the investment objectives of the Portfolios.

Fixed Income Exposures

In April, the Investment Committee repositioned the Fixed Income Exposure by shortening the portfolio duration and reducing credit spread exposures. These shifts took place well in advance of degradations in the domestic fixed income space seen in late June. In hindsight, these moves were well-timed for sidestepping the rising yield environment, which saw the 10-year benchmark U.S. Treasury bond yield spike above 2.70%, more than a 100 basis point increase from early May. That shift was, at the time, predicated on the evolving dynamic within the fixed income space that saw risk being priced out of so many markets, and a prospective view that incorporated the potential for a bear steepener in the term structure of interest rates, a scenario in which long-term rates rise more quickly than short-term rates.

In October, the Investment Committee decided to reduce the non-U.S. exposure (now 15%, down from 25%) within the portfolio in an attempt to optimize the exposures at the short-end of the duration spectrum. The Committee had observed valuations extend among the non-U.S. fixed income exposures, and used the gains as an opportunity to reduce that overweight, and at the same time further reduce the duration exposure.

We believe the current portfolio shows a yield more accommodative to portfolio income than the Barclays Capital U.S. Aggregate Bond Index in the current environment, while offering broader diversification and lower duration risk. In other words, the portfolio appears to have a more attractive yield/duration ratio with higher yield and lower duration provided by a more diversified mix of fixed income segments. Further, the portfolio retains relatively more liquid exposures for the most part, which should increase the Committee’s ability to take advantage of tactical opportunities as they arise.

Looking forward...

As U.S. equity markets marched higher through the fall of 2013, many equity analysts and fund managers continued to talk about a new paradigm into which we have entered, where traditional approaches to valuation are no longer relevant. Their assertion that things appear to be different this time around is partially correct. Never before has monetary policy distorted financial markets so much as now. To that extent, we agree that this time things are different. In our view, current valuations have been driven by unsustainable Federal Reserve policy and are not supported by the underlying fundamentals. Given that Fed policy currently dominates U.S. equity market valuations, we believe a beta exposure to this market presents an immensely risky and undiversified bet. The Investment Committee is not willing to take such a gamble with our clients’ capital. Rather, the Committee remains chiefly focused on identifying underlying fundamental support for each investment it makes in the Portfolios, maintaining its much preferred strategy which seeks the preservation and growth of wealth.

Further, it is well known that the Fed’s monetary policy strongly affects not only U.S. capital markets, but all global capital markets. As a result of the Fed’s accommodative policies, much capital has flown from the U.S. into these markets. Additionally, other major countries and economic regions adopted similarly loose monetary policy regimes in an attempt to boost their economies and in order to prevent their exchange rates from appreciating and therefore making domestic goods uncompetitive on world markets.

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We believe the decoupling of risk from potential returns due to Fed policy has entered into a dangerous phase. It is the Committee’s belief that any small change in the Fed’s monetary policy will almost surely have a strongly detrimental impact on foreign capital markets as well. The dependence on the U.S. Fed of foreign equity valuations, in particular, became clear over the summer when the Fed began openly contemplating the tapering of their monetary transactions. Merely spelling out this possibility immediately sent shockwaves through the entire global financial system.

In addition to the potential impact of changes in the Fed’s quantitative easing policy, the Investment Committee remains concerned about the underlying economic fundamentals across Europe. Many Eurozone economies continue to be mired in high unemployment and declining real consumption expenditures. These are indicators of unhealthy economies–ones that fail to generate sustainable economic growth, that are unable to produce jobs and in which incomes fail to support consumption expenditures that are crucial drivers of sustainable economic growth. Across the region, the underlying fundamentals are consistent with the Committee’s interpretation that policies have been insufficient and poorly designed.

As the “Fed policy factor” seems likely to swamp all other economic developments currently taking place, the disconnect between equity valuations and the underlying real economyappears to have worsened, particularly in the U.S. While some Asian and Latin America economies continue to look more attractive than Europe and the U.S. on a relative basis, we feel almost all equity markets continue to be overvalued when placed in the context of the firm’s quantitative framework. Given that the Investment Committee requires any potential investment to be supported by strong fundamentals, in the current environment equity exposures in the Portfolios are likely to remain small and selective. It thus is likely the Portfolios will retain their relatively conservative stance in the near term.

The Innealta Investment Committee remains ever mindful of the trust that you have placed in us. We offer our many thanks for that trust and welcome the ability to continue serving your investment needs in 2014.

The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS, and CMBS sectors. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 21 emerging markets countries. With 824 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,612 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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  INNEALTA CAPITAL SECTOR ROTATION PORTFOLIO

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Portfolio’s performance figures* for the year ended December 31, 2013, compared to its benchmarks:

	One Year	Inception** - December 31, 2013
Innealta Capital Sector Rotation Portfolio – Class 2	(4.60)%	(3.53)%
Barclays Capital U.S. Aggregate Bond Index S&P 500 Total Return Index	(2.02)% 32.39%	(1.93)% 32.14%
Blended Benchmark Index***	17.56%	17.46%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. The Portfolio’s estimated total annual operating expenses are 1.72% for Class 2 shares per the May 1, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	The Portfolio’s inception date is November 8, 2012.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

***	The Blended Benchmark Index represents a blend of 60% S&P 500 Total Return Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

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INNEALTA CAPITAL SECTOR ROTATION PORTFOLIO

PORTFOLIO REVIEW (Unaudited) (Continued)

December 31, 2013

The Portfolio holds assets in the following Classes:

Asset Class	% of Net Assets
Debt Funds	86.0%
Equity Fund Other, Cash & Cash Equivalents	6.8% 7.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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INNEALTA CAPITAL COUNTRY ROTATION PORTFOLIO

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Portfolio’s performance figures* for the year ended December 31, 2013, compared to its benchmarks:

		Inception** -
	One Year	December 31, 2013
Innealta Capital Country Rotation Portfolio - Class 2	(2.24)%	(1.44)%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	(1.93)%
MSCI All Country World exUSA Net Index	15.29%	19.58%
Blended Benchmark Index***	8.16%	10.60%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. The Portfolio’s estimated total annual operating expenses are 1.72% for Class 2 shares per the May 1, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	The Portfolio’s inception date is November 8, 2012.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The MSCI All Country World exUSA Net Index is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

***	The Blended Benchmark Index represents a blend of 60% MSCI All Country World exUSA Net Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

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INNEALTA CAPITAL COUNTRY ROTATION PORTFOLIO

PORTFOLIO REVIEW (Unaudited) (Continued)

December 31, 2013

 The Portfolio holds assets in the following Classes:

Asset Class	% of Net Assets
Debt Funds	69.8%
Equity Funds	24.1%
Other, Cash & Cash Equivalents	6.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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Innealta Capital Sector Rotation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 92.8%
	DEBT FUNDS - 86.0%
135	iShares Emerging Markets High Yield Bond Fund ETF	$6,654
464	iShares Floating Rate Bond ETF	23,534
192	iShares MBS ETF	20,077
267	Market Vectors Emerging Markets High Yield Bond ETF	6,683
282	Market Vectors Emerging Markets Local Currency Bond ETF	6,641
126	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	13,401
161	Vanguard Intermediate-Term Corporate Bond ETF	13,315
218	Vanguard Short-Term Bond ETF	17,425
168	Vanguard Short-Term Corporate Bond ETF	13,403
		121,133

	EQUITY FUND - 6.8%
575	ProShares Ultra VIX Short-Term Futures ETF *	9,649

	TOTAL EXCHANGE TRADED FUNDS (Cost $135,137)	130,782

	SHORT-TERM INVESTMENT - 0.1%
174	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.01%^ (Cost $174)	174

	TOTAL INVESTMENTS - 92.9% (Cost $135,311) (a)	$130,956
	OTHER ASSETS LESS LIABILITIES - 7.1%	9,941
	NET ASSETS - 100.0%	$140,897

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $138,070 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$288
Unrealized Depreciation:	(7,402)
Net Unrealized Depreciation:	$(7,114)

*	Non-Income producing security.

^	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

See accompanying notes to these financial statements.

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Innealta Capital Country Rotation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 93.9%
	DEBT FUNDS - 69.8%
238	iShares Emerging Markets High Yield Bond ETF	$11,731
518	iShares Floating Rate Bond ETF	26,273
313	iShares MBS ETF	32,730
470	Market Vectors Emerging High Yield Bond ETF	11,764
497	Market Vectors Emerging Markets Local Currency Bond ETF	11,704
222	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	23,612
282	Vanguard Intermediate-Term Corporate Bond ETF	23,321
327	Vanguard Short-Term Bond ETF	26,137
296	Vanguard Short-Term Corporate Bond ETF	23,615
	TOTAL DEBT FUNDS	190,887

	EQUITY FUNDS - 24.1%
402	iShares MSCI All Peru Capped ETF	13,531
210	iShares MSCI South Korea Capped ETF	13,581
322	iShares MSCI United Kingdom ETF	6,723
462	Market Vectors Russia ETF	13,338
1,125	ProShares Ultra VIX Short-Term Futures ETF *	18,879
	TOTAL EQUITY FUNDS	66,052

	TOTAL EXCHANGE TRADED FUNDS (Cost $264,243)	256,939

	SHORT-TERM INVESTMENT - 1.2%
3,195	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.01%^ (Cost $3,195)	3,195

	TOTAL INVESTMENTS - 95.1% (Cost $267,438) (a)	$260,134
	OTHER ASSETS LESS LIABILITIES - 4.9%	13,355
	NET ASSETS - 100.0%	$273,489

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $271,275 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,951
Unrealized Depreciation:	(13,092)
Net Unrealized Depreciation:	$(11,141)

*	Non-Income producing security.

^	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

See accompanying notes to these financial statements.

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Innealta Capital Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2013

	Innealta Capital Sector Rotation Portfolio	Innealta Capital Country Rotation Portfolio
ASSETS
Investment securities:
At cost	$135,311	$267,438
At value	$130,956	$260,134
Due from Adviser	14,772	15,385
Dividends and interest receivable	369	662
Prepaid expenses & other assets	7	7
TOTAL ASSETS	146,104	276,188

LIABILITIES
Fees payable to other affiliates	175	196
Distribution (12b-1) fees payable	40	69
Payable for Portfolio shares redeemed	17	7
Accrued expenses and other liabilities	4,975	2,427
TOTAL LIABILITIES	5,207	2,699
NET ASSETS	$140,897	$273,489

Net Assets Consist Of:
Paid in capital	$150,023	$275,404
Undistributed net investment income	2,719	4,345
Undistributed net realized gain(loss) from security transactions	(7,490)	1,044
Net unrealized depreciation of investments	(4,355)	(7,304)
NET ASSETS	$140,897	$273,489

Net Asset Value Per Share:
Class 2 Shares:
Net Assets	$140,897	$273,489
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,692	27,811
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.59	$9.83

See accompanying notes to these financial statements.

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Innealta Capital Portfolios
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2013

	Innealta Capital Sector Rotation Portfolio	Innealta Capital Country Rotation Portfolio
INVESTMENT INCOME
Dividends	$6,005	$8,237
Interest	1	1
TOTAL INVESTMENT INCOME	6,006	8,238

EXPENSES
Investment advisory fees	2,203	2,614
Distribution (12b-1) fees:
Class 2	551	653
Compliance officer fees	9,791	9,125
Legal fees	9,134	9,389
Audit fees	9,000	9,000
Shareholder reporting expense	5,729	5,509
Custody fees	4,938	4,938
Trustees’ fees	4,724	4,559
Administration fees	3,645	3,609
Shareholder service fees	440	523
Insurance expense	8	9
Other expenses	449	449
TOTAL EXPENSES	50,612	50,377
Less: Fees waived and expenses reimbursed by the Adviser	(47,327)	(46,484)

NET EXPENSES	3,285	3,893
NET INVESTMENT INCOME	2,721	4,345

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS

Net realized gain(loss) from:
Security transactions	(7,638)	800
Distributions of realized gains from underlying investment companies	148	245
	(7,490)	1,045
Net change in unrealized depreciation of:
Investments	(4,492)	(7,450)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,982)	(6,405)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,261)	$(2,060)

See accompanying notes to these financial statements.

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Innealta Capital Sector Rotation Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012 (a)
FROM OPERATIONS
Net investment income	$2,721	$177
Net realized loss from security transactions	(7,638)	—
Distributions of realized gains from underlying investment companies	148	29
Net change in unrealized appreciation(depreciation) of investments	(4,492)	137
Net increase(decrease) in net assets resulting from operations	(9,261)	343

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class 2	(29)	—
From net investment income:
Class 2	(179)	—
Net decrease in net assets from distributions to shareholders	(208)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 2	397,914	62,574
Net asset value of shares issued in reinvestment of distributions
Class 2	208	—
Payments for shares redeemed
Class 2	(310,671)	(2)
Net increase in net assets from shares of beneficial interest	87,451	62,572

TOTAL INCREASE IN NET ASSETS	77,982	62,915

NET ASSETS
Beginning of Period	62,915	—
End of Period*	$140,897	$62,915
* Includes undistributed net investment income of:	$2,719	$177

SHARE ACTIVITY - CLASS 2
Shares sold	39,871	6,255
Shares Reinvested	21	—
Shares redeemed	(31,455)	—
Net increase in shares of beneficial interest outstanding	8,437	6,255

(a)	The Innealta Capital Sector Rotation Portfolio commenced operations on November 8, 2012.

See accompanying notes to these financial statements.

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Innealta Capital Country Rotation Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012 (a)
FROM OPERATIONS
Net investment income	$4,345	$177
Net realized gain from security transactions	800	—
Distributions of realized gains from underlying investment companies	245	29
Net change in unrealized appreciation(depreciation) of investments	(7,450)	146
Net increase(decrease) in net assets resulting from operations	(2,060)	352

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class 2	(30)	—
From net investment income:
Class 2	(177)	—
Net decrease in net assets from distributions to shareholders	(207)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 2	505,232	63,089
Net asset value of shares issued in reinvestment of distributions
Class 2	207	—
Payments for shares redeemed
Class 2	(293,117)	(7)
Net increase in net assets from shares of beneficial interest	212,322	63,082

TOTAL INCREASE IN NET ASSETS	210,055	63,434

NET ASSETS
Beginning of Period	63,434	—
End of Period*	$273,489	$63,434
* Includes undistributed net investment income of:	$4,345	$177

SHARE ACTIVITY - CLASS 2
Shares sold	50,849	6,308
Shares Reinvested	21	— (b)
Shares redeemed	(29,366)	(1)
Net increase in shares of beneficial interest outstanding	21,504	6,307

(a)	The Innealta Capital Country Rotation Portfolio commenced operations on November 8, 2012.

(b)	Less than 1 share.

See accompanying notes to these financial statements.

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Innealta Capital Sector Rotation Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class 2
	Year Ended		Period Ended
	December 31,		December 31,
	2013		2012 (1)
Net asset value, beginning of period	$10.06		$10.00

Activity from investment operations:
Net investment income (2)	0.12		0.06
Net realized and unrealized gain(loss) on investments	(0.58)		0.00	(8)
Total from investment operations	(0.46)		0.06
Less distributions from:
Net investment income	(0.01)		—
Net realized gains	(0.00	) (8)	—
Total distributions	(0.01)		—

Net asset value, end of period	$9.59		$10.06

Total return (3)	(4.60)%		0.60%

Net assets, at end of period (000s)	$141		$63

Ratio of gross expenses to average net assets (4)(6)	22.98%		159.45	% (5)
Ratio of net expenses to average net assets (6)	1.49%		1.49	% (5)
Ratio of net investment income to average net assets(6)(9)	1.24%		4.12	% (5)

Portfolio Turnover Rate	249%		0	% (7)

(1)	The Innealta Capital Sector Rotation Portfolio’s Class 2 shares commenced operations November 8, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Portfolio invests.

(7)	Not annualized.

(8)	Less than $0.01 per share.

(9)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

15

Innealta Capital Country Rotation Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class 2
	Year Ended		Period Ended
	December 31,		December 31,
	2013		2012 (1)
Net asset value, beginning of period	$10.06		$10.00

Activity from investment operations:
Net investment income (2)	0.17		0.06
Net realized and unrealized gain(loss) on investments	(0.40)		0.00	(8)
Total from investment operations	(0.23)		0.06

Less distributions from:
Net investment income	(0.00	) (8)	—
Net realized gains	(0.00	) (8)	—
Total distributions	(0.00)		—

Net asset value, end of period	$9.83		$10.06

Total return (3)	(2.24)%		0.60%

Net assets, at end of period (000s)	$273		$63

Ratio of gross expenses to average net assets (4)(6)	19.28%		162.87	% (5)
Ratio of net expenses to average net assets (6)	1.49%		1.49	% (5)
Ratio of net investment income to average net assets (6)(9)	1.66%		4.07	% (5)

Portfolio Turnover Rate	280%		0	% (7)

(1)	The Innealta Capital Country Rotation Portfolio’s Class 2 shares commenced operations November 8, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Portfolio invests.

(7)	Not annualized.

(8)	Less than $0.01 per share.

(9)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

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Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Innealta Capital Sector Rotation Portfolio (the “Sector Rotation Portfolio”) and Innealta Capital Country Rotation Portfolio (the “Country Rotation Portfolio”)(collectively, the “Portfolios”), are each a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on November 2, 2005, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Sector Rotation Portfolio and Country Rotation Portfolio seek capital appreciation and current income, consistent with the preservation of capital. The Portfolios commenced operations on November 8, 2012.

The Portfolios currently offer Class 2 shares and are offered at net asset value without an initial sales charge and are subject to a 0.25% Rule 12b-1 distribution and servicing fee.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds - The Portfolios may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

17

Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolios will not change.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security;

18

Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

(vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolios utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Portfolios’ investments measured at fair value:

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Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Innealta Capital Sector Rotation Portfolio
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$130,782	$—	$—	$130,782
Short-Term Investment	174	—	—	174
Total	$130,956	$—	$—	$130,956

Innealta Capital Country Rotation Portfolio
Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$256,939	$—	$—	$256,939
Short-Term Investment	3,195	—	—	3,195
Total	$260,134	$—	$—	$260,134

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year. It is the Portfolios’ policy to recognize transfers into or out of the levels at the end of the reporting period.

The Portfolios did not hold any Level 2 or Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in September. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Portfolios intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Portfolios’ 2012 tax returns or expected to be taken in the Portfolios’ 2013 tax returns. The Portfolios have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

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Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $568,052 and $483,561, respectively, for Sector Rotation Portfolio. For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $869,219 and $667,043, respectively, for Country Rotation Portfolio.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

AFAM Capital, Inc. (the Innealta Capital Division) serves as the Portfolios’ Investment Adviser (the “Adviser”). The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Portfolios are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, with respect to the Portfolios, the Adviser, under the oversight of the Board, directs the daily operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of Sector Rotation Portfolio and 1.00% of Country Rotation Portfolio average daily net assets.

21

Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2014 to waive a portion of its advisory fee and has agreed to reimburse Sector Rotation Portfolio and Country Rotation Portfolio for other expenses to the extent necessary so that the total expenses incurred by the Portfolios (excluding front end or contingent deferred loads, acquired fund fees and expenses, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), or extraordinary expenses, such as litigation) do not exceed the following:

Class 2
Sector Rotation Portfolio	1.49%
Country Rotation Portfolio	1.49%

These amounts will herein be referred to as the “expense limitations” and are based upon a per annum of the Portfolios’ average daily net assets. For the year ended December 31, 2013, the Adviser waived fees and reimbursed expenses for Class 2 shares in the amount of $47,327 for Sector Rotation Portfolio and $46,484 for Country Rotation Portfolio.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and a Portfolio’s operating expenses is subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause that Portfolio’s operating expenses to exceed the respective expense limitation. If any Portfolio’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Portfolio shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Portfolios by the following date:

	12/31/2016	12/31/2015
Sector Rotation Portfolio	$47,327	$6,793
Country Rotation Portfolio	$46,484	$7,006

Distributor- The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class 2 shares (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolios at an annual rate of 0.25% of the average daily net assets of each Portfolio’s Class 2 shares. The Portfolios will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares. The Distributor is an affiliate GFS. For the year ended December 31, 2013, the Distributor did not receive any underwriting commissions for sales of Class 2 shares.

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Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Pursuant to separate servicing agreements with GFS, the Portfolios pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Portfolios. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolios.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Portfolios.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolios, under section 2(a) 9 of the Act. As of December 31, 2013, Jefferson National Life Insurance Company held 99.99% of the voting securities of the Capital Sector Rotation Portfolio and 88.47% of the voting securities of the Capital Country Rotation Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Jefferson National Life Insurance Company are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of the Portfolios’ distributions paid for the year ended December 31, 2013 was as follows:

	For the year ended December 31, 2013
Fund	Ordinary Income	Long-Term Capital Gains	Total
Innealta Capital Sector Rotation Portfolio	$179	$29	$208
Innealta Capital Country Rotation Portfolio	177	30	207

There were no distributions for fiscal period ended December 31, 2012.

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Innealta Capital Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Innealta Capital Sector Rotation Portfolio	$2,719	$—	$(3,117)	$(1,614)	$(7,114)	$(9,126)
Innealta Capital Country Rotation Portfolio	9,099	127	—	—	(11,141)	(1,915)

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Innealta Capital Sector Rotation Portfolio incurred and elected to defer such capital losses of $1,614.

At December 31, 2013, the Innealta Capital Sector Rotation Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Innealta Capital Sector Rotation Portfolio	$3,091	$26	$3,117

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Innealta Capital Sector Rotation Portfolio

and Innealta Capital Country Rotation Portfolio

We have audited the accompanying statements of assets and liabilities of Innealta Capital Sector Rotation Portfolio and Innealta Capital Country Rotation Portfolio (the “Portfolios”), each a series of shares of beneficial interest in the Northern Lights Variable Trust, including the portfolios of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period November 8, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Innealta Capital Sector Rotation Portfolio and Innealta Capital Country Rotation Portfolio as of December 31, 2013, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period November 8, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 13, 2014

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Innealta Capital Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of Innealta Capital Sector Rotation Portfolio and Innealta Capital Country Rotation Portfolio, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Innealta Capital Sector Rotation Portfolio and Innealta Capital Country Rotation Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Innealta Capital Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 – 12/31/13*	Expense Ratio During Period 7/1/13 – 12/31/13**
Innealta Capital Sector Rotation Portfolio:
Class 2	$1,000.00	$ 985.30	$ 7.46	1.49%

Innealta Capital Country Rotation Portfolio:
Class 2	$1,000.00	$1,005.60	$ 7.53	1.49%

Hypothetical (5% return before Expenses)
Innealta Capital Sector Rotation Portfolio:
Class 2	$1,000.00	$ 1,017.69	$ 7.58	1.49%

Innealta Capital Country Rotation Portfolio:
Class 2	$1,000.00	$ 1,017.69	$ 7.58	1.49%

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

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Innealta Capital Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	191,076,081	7,609,470
Mark D. Gersten	190,585,659	8,099,891
John V. Palancia	190,435,396	8,250,154
Andrew Rogers	190,731,148	7,954,403
Mark H. Taylor	190,710,362	7,975,188

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

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Innealta Capital Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2006; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen^ Born in 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013)

28

Innealta Capital Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

29

Innealta Capital Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Portfolio’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1 (855) 873-3837.

30

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

31

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

32

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855-USE-ETFS or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-USE-ETFS.

INVESTMENT ADVISOR

AFAM Capital, Inc.

12117 FM 2244, Building 3, Suite 170

Austin, Texas 78738

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor, Anthony Hertl and Mark Gersten are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

             2013 - $28,000

2012 - $24,000

 (b)

Audit-Related Fees

2013 – N/A

             2012 – N/A

(c)

Tax Fees

2013 - $4,000

2012 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - N/A

2012 - N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $4,000

2012 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/11/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/11/2014

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/11/2014